SEQUOIA FUND, INC.
ANNUAL REPORT
December 31, 1996

LETTER FROM THE CHAIRMAN

Dear Shareholder:

    Sequoia Fund's results for the fourth quarter and full year
1996 are shown below with comparable results for the leading market indexes:

                             Sequoia   Dow Jones     Standard &
1996                         Fund      Industrials   Poor's 500

Fourth Quarter                +7.4%     +10.2%         +8.3%
Year                          21.7       28.8          23.0

      As shown above, 1996 was yet another surprisingly strong year for U.S. stock markets and for Sequoia Fund also. You will recall that 1995 results were even more dazzling, with the Fund and the S&P 500 up 41% and 38%, respectively. In fact, as I write this letter, Sequoia is up an additional 10% year to date 1997 compared to a gain of about 9% for the S&P 500.

    As your longtime Chairman, I think this might be an appropriate time to step back and reflect on what our goals were when we started the firm which manages Sequoia and measure the degree to which we have achieved those goals.

    In a memo written in 1969, we stated that we wanted to do only one thing -- strive for excellence in money management by having the principals concentrate on security analysis and use the results of their own research, as opposed to using outside research, to manage portfolios themselves rather than separate the task between the "research department" and the "portfolio managers". Rick Cunniff and I had been doing research and investing in this fashion for over fifteen years at that time.

      This approach is still unusual on Wall Street, some 28 years later. Typically, people start out their careers in an "analyst" function but aspire to get promoted to the more prestigious "portfolio manager" designation which is considered to be a distinct and higher function. To the contrary, we have always believed that if you are truly a long term investor, the analyst function is paramount and portfolio management follows naturally. While we don't go in much for titles at our firm, if we did, my business card would read "Bill Ruane, Research Analyst".

    Rick and I are designated in most publications as the specific managers of Sequoia. However, many people are aware that Bob Goldfarb joined us in 1971, the year after Sequoia was born, and that his name deserves equal billing. From day one, Bob's creativity, financial capability and judgment have made him a key person at Ruane, Cunniff & Co., Inc., and therefore at Sequoia. Bob has been a major shareholder of the management company for some time. He helped pave the way to any success we may have had in the past and at the present age of 52 will provide the leadership in research excellence which we strive to achieve for many years to come.

    Fourteen years ago, our firm's research ability was further enhanced in a major way by the arrival of Carley Cunniff at our firm. Carley, who just happens to be the daughter of Rick Cunniff, had come to my attention a number of years earlier prior to her graduation from Harvard Business School when the head of a major Wall Street investment bank called me to see if I could influence her to accept a job at his firm instead of at a competitor's. After a number of years in investment banking where she became expert at tearing apart balance sheets and income statements, Carley decided the search for undervalued stocks was more interesting than mergers and acquisitions. She joined us in what was one of our finest acquisitions. Carley is deeply involved in selecting and analyzing the companies we have under consideration and in monitoring the progress of the companies we own.

    I have designated Bob Goldfarb in my will as the trustee and money manager for essentially all of the personal finances of my wife and family in total confidence that he will provide both outstanding prudence and sound growth of capital for them. The common stock portion of my family's investment accounts is almost entirely invested in Sequoia. Further, I have also named Carley as successor trustee to Bob. I do not believe the future of the firm and the security of my family could be in finer hands.

    Twelve years ago, Greg Alexander joined us out of Yale where, despite his economics degree, it appears he spent most of his time reading annual reports. He is highly creative and still spends at least eight hours a day consuming annual reports. I don't know anyone who processes more ideas with greater analytical depth and he is excellent at cutting through to the heart of an issue. He is a master of chewing through immense detail to reach original insights and judgments about our portfolio companies.

    Another major addition to our firm came three years ago in the person of Jon Brandt. Jon combines warm humor and a low-key, pleasant personality with a computer-like mind. Jon reviews the earnings reports of our companies with x-ray scrutiny and in very short order focuses in on the economic reality behind the accounting numbers, with insights that a typical analyst may or may not attain in a week of study. He has had a major impact on the selection and composition of our portfolio holdings from the day he arrived.

    Rounding out our research team are four highly discerning analysts, Kirk Hosfelt, Andy Kneeter, Paul Lountzis and Tania Pouschine, who work hand in hand with us with a primary focus on developing an in-depth qualitative understanding of the products, organizations and managements of our portfolio companies. Tania is particularly astute in the thoughtful appraisal of company managements and Kirk excels in getting at the nuts and bolts of how a business really works. Andy and Paul do an outstanding job concentrating on developing extensive business information sources to shed light on key business issues.

       If you were to ask any company in which we have invested, they would point out that over any year's time they have met with searching questions from just about every one of the ten of us. When we have the seed of a good idea, we all work on it and try to cover the facts like "the dew covers Dixie". We believe that truth is in the details and this intensive research on stock ideas is of immense importance in avoiding big mistakes and developing the positive convictions required to own and hold concentrated investment positions.

      The product of this ongoing research effort is our current portfolio which we regard as among the finest group of companies we have ever owned. This qualitative assessment is supported quantitatively by the underlying statistics for the aggregate portfolio, including a return on equity in excess of 20% with an ability to reinvest significant retained earnings at attractive rates of growth. This latter factor has tremendous value in a time of 6 1/2% money.

       Our enthusiasm for the portfolio is tempered only by its current level of valuation. Two years ago, we were equally enthusiastic about the companies and their stocks. In the ensuing period, the companies performed exceptionally well while their stocks performed even better. As economist Herbert Stein observed, if something cannot go on forever it will not. It would not surprise us, therefore, if these businesses performed better than their stocks over the next several years.

    I am proud of the depth and intensity of our research effort. It is the cornerstone of the careful management of your money. We've come a long way since Rick and I declared all signals go in starting our firm. Finally, and thankfully, the two of us need not be in shape for a decathlon to do careful research, and as long as our health remains as good as it is we will continue to do our best to contribute to the team.

                                        Sincerely,


                                        William J. Ruane

February 18, 1997

                       SEQUOIA FUND, INC.

        ILLUSTRATION OF AN ASSUMED INVESTMENT OF $ 10,000
       With Income Dividends Reinvested and Capital Gains
                Distributions Accepted in Shares

The table below covers the period from July 15, 1970 (the date Fund shares were first offered to the public) to December 31, 1996. This period was one of widely fluctuating common stock prices. The results shown should not be considered as a representation of the dividend income or capital gain or loss which may be realized from an investment made in the Fund today.

                   Value of    Value of     Value of
                   Initial    Cumulative   Cumulative    Total
                   $10,000     Capital     Reinvested   Value of
PERIOD ENDED:    Investment  Distributions Dividends     Shares
------------     ----------  ------------- ----------   ---------

July 15, 1970      $10,000          $0            $0     $10,000
May 31, 1971        11,750           0           184      11,934
May 31, 1972        12,350         706           451      13,507
May 31, 1973         9,540       1,118           584      11,242
May 31, 1974         7,530       1,696           787      10,013
May 31, 1975         9,490       2,137         1,698      13,325
May 31, 1976        12,030       2,709         2,654      17,393
May 31, 1977        15,400       3,468         3,958      22,826
Dec. 31, 1977       18,420       4,617         5,020      28,057
Dec. 31, 1978       22,270       5,872         6,629      34,771
Dec. 31, 1979       24,300       6,481         8,180      38,961
Dec. 31, 1980       25,040       8,848        10,006      43,894
Dec. 31, 1981       27,170      13,140        13,019      53,329
Dec. 31, 1982       31,960      18,450        19,510      69,920
Dec. 31, 1983       37,110      24,919        26,986      89,015
Dec. 31, 1984       39,260      33,627        32,594     105,481
Dec. 31, 1985       44,010      49,611        41,354     134,975
Dec. 31, 1986       39,290      71,954        41,783     153,027
Dec. 31, 1987       38,430      76,911        49,020     164,361
Dec. 31, 1988       38,810      87,760        55,946     182,516
Dec. 31, 1989       46,860     112,979        73,614     233,453
Dec. 31, 1990       41,940     110,013        72,633     224,586
Dec. 31, 1991       53,310     160,835       100,281     314,426
Dec. 31, 1992       56,660     174,775       112,428     343,863
Dec. 31, 1993       54,840     213,397       112,682     380,919
Dec. 31, 1994       55,590     220,943       117,100     393,633
Dec. 31, 1995       78,130     311,266       167,129     556,525
Dec. 31, 1996       88,440     397,099       191,967     677,506

The total amount capital gains distributions accepted in shares was $206,031, the total amount of dividends reinvested was $80,792.

No adjustment has been made for any taxes payable by shareholders on capital gain distributions and dividends reinvested in shares.

                       SEQUOIA FUND, INC.
                    Statement of Investments
                        December 31, 1996

COMMON STOCKS (91.85%)

                                                        Value
Shares                                   Cost           (Note 1)
------                                   ----           --------

           BANK HOLDING COMPANIES (18.42%)
2,761,050  Fifth Third Bancorp       $ 92,765,943  $ 173,428,453
2,100,000  First Bank Systems, Inc.    80,610,090    143,325,000
  225,000  Mercantile Bankshares
             Corporation                3,475,625      7,200,000
  298,700  National Commerce Bancorp    7,406,981     11,425,275
  160,000  Regions Financial Corporation5,348,750      8,270,000
  479,900  Wells Fargo & Company      119,285,679    129,453,025
                                     ------------   ------------
                                      308,893,068    473,101,753
                                     ------------   ------------

           CONSUMER PRODUCTS (.26%)
  339,200  Sturm, Ruger & Company, Inc.   361,700      6,572,000
                                      -----------   ------------
           FINANCIAL SERVICES (27.93%)
   21,034  Berkshire Hathaway Inc.*   165,788,581    717,259,400
                                     ------------   ------------
           INSURANCE (11.54%)
4,400,000  Progressive Corporation-
           Ohio+                     150,092,362     296,450,000
                                     ------------   ------------
           MANUFACTURING - MOTORCYCLES (4.56%)
2,490,600  Harley Davidson, Inc.      66,707,726     117,058,200
                                     ------------   ------------
           MOTION PICTURES & VIDEO
             PRODUCTION (4.23%)
1,560,924  The Walt Disney Company    63,866,333     108,679,334
                                     ------------   ------------
           PERSONAL CREDIT (2.20%)
  613,400  Household International Inc.23,103,672     56,586,150
                                     ------------   ------------
           PHARMACEUTICALS (5.35%)
2,760,000  Johnson & Johnson           55,292,183    137,310,000
                                     ------------   ------------

           SERVICES (15.22%)
3,550,000  Federal Home Loan Mortgage

             Corporation               58,732,552    390,943,750
                                     ------------  -------------

           Miscellaneous Securities
             (2.14%)                   48,739,496     54,924,000
                                     ------------   ------------

           TOTAL COMMON STOCKS      $ 941,577,673 $2,358,884,587
                                     ------------  -------------

                       SEQUOIA FUND, INC.
                    Statement of Investments
                        December 31, 1996
                           (continued)

Principal                                             Value
Amount                                  Cost          (Note 1)
---------                               ----          -------

U.S. GOVERNMENT OBLIGATIONS(8.15%)
$  4,700,000 U.S. Treasury Bills due
             1/23/97                 $ 4,685,639     $ 4,685,639
  54,000,000 U.S. Treasury Notes,
             5-7/8% due 7/31/97       54,085,309      54,151,875
 150,000,000 U.S. Treasury Notes,
             6% due 5/31/98          149,533,364     150,539,062
                                     -----------     -----------
  TOTAL U.S. GOVERNMENT OBLIGATIONS 208,304,312      209,376,576
                                     -----------     -----------
  TOTAL INVESTMENTS (100%)++      $1,149,881,985  $2,568,261,163
                                  ==============  ==============

++ The cost for federal income tax purposes is identical.
*  Non-income producing.
+  Refer to Note 7.

                       SEQUOIA FUND, INC.
               Statement of Assets and Liabilities
                        December 31, 1996

ASSETS:

Investments in securities, at value
  (cost $1,149,881,985) (Note 1)             $2,568,261,163

Cash on deposit with custodian                    2,608,151

Receivable for capital stock sold                 9,728,786

Dividends and interest receivable                 3,247,129

Other assets                                         42,187
                                             --------------
     Total assets                             2,583,887,416
                                             ==============

LIABILITIES:

Payable for capital stock repurchased               705,156

Accrued expenses                                  2,183,763
                                              -------------
     Total liabilities                            2,888,919
                                              -------------

Net assets applicable to 29,185,056
shares of capital stock outstanding
(Note 4)                                     $2,580,998,497
                                             ==============

Net asset value, offering price and
redemption price per share                           $88.44
                                                     ======



               See Notes to Financial Statements.

                       SEQUOIA FUND, INC.
                     Statement of Operations
                  Year Ended December 31, 1996


INVESTMENT INCOME:
    Income:
       Dividends:
          Unaffiliated companies               $ 20,129,355
          Affiliated companies (Note 7)           1,012,000
       Interest                                  13,524,192
                                               ------------
          Total income                           34,665,547
                                               ------------

    Expenses:
       Investment advisory fee (Note 2)          24,026,121
       Legal and auditing fees                      100,159
       Stockholder servicing agent fees             200,280
       Custodian fees                               130,343
       Directors fees and expenses (Note 5)         148,989
       Other                                        114,378
                                               ------------
          Total expenses                         24,720,270
       Less expenses reimbursed by
         Investment Adviser (Note 2)                544,000
                                               ------------
          Net expenses                           24,176,270
                                               ------------
            Net investment income                10,489,277
                                               ------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
    Realized gain on investments in:
       Unaffiliated companies                   181,100,219

    Net increase in unrealized appreciation on:
       Investments                              284,570,632
                                               ------------
          Net realized and unrealized
            gain on investments                 465,670,851
                                               ------------
Increase in net assets from operations         $476,160,128
                                               ============

               See Notes to Financial Statements.

                       SEQUOIA FUND, INC.

               Statements of Changes in Net Assets



                                  Year Ended December 31,
                                -----------------------------
                                1996                     1995
                                ----                     ----

INCREASE (DECREASE) IN NET ASSETS:
    From operations:
       Net investment income   $   10,489,277    $     8,739,165
       Net realized gain (loss)   181,100,219       (13,914,683)
       Net increase in unrealized
         appreciation             284,570,632        646,622,517
                               --------------     --------------
       Net increase in net
         assets from operations   476,160,128        641,446,999

Distributions to shareholders from:
       Net investment income     (10,387,500)        (8,810,242)
       Net realized gain on
         investments            (166,897,159)        (2,200,955)
    Capital share transactions
      (Note 4)                     96,600,320          6,775,846
                               --------------     --------------
          Total increase          395,475,789        637,211,648

NET ASSETS:
    Beginning of year           2,185,522,708      1,548,311,060
                               --------------     --------------
    End of year                $2,580,998,497     $2,185,522,708
                               ==============     ==============

NET ASSETS CONSIST OF:
    Capital (par value and
      paid in surplus)         $1,162,223,712     $1,065,623,392
    Undistributed net
      investment income               107,230              5,453
    Undistributed net
      realized gains (losses)         288,377       (13,914,683)

       Unrealized appreciation 1,418,379,178       1,133,808,546
                               --------------     --------------
                               $2,580,998,497     $2,185,522,708
                               ==============     ==============



               See Notes to Financial Statements.

                       SEQUOIA FUND, INC.
                  NOTES TO FINANCIAL STATEMENTS

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:

    Sequoia Fund Inc. is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management company. The investment objective of the Fund is growth of capital from investments primarily in common stocks and securities convertible into or exchangeable for common stock. The following is a summary of significant accounting policies, consistently followed by the Fund in the preparation of its financial statements.

A. Valuation of investments: Investments are carried at market value or at fair value as determined by the Board of Directors. Securities traded on a national securities exchange are valued at the last reported sales price on the principal exchange on which the security is listed on the last business day of the period; securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the mean between the last reported bid and asked prices; U.S. Treasury Bills with remaining maturities of 60 days or less are valued at their amortized cost. U.S. Treasury Bills that when purchased have a remaining maturity in excess of sixty days are stated at their discounted value based upon the mean between the bid and asked discount rates until the sixtieth day prior to maturity, at which point they are valued at amortized cost.

B. Accounting for investments: Investment transactions are accounted for on the trade date and dividend income is recorded on the ex-dividend date. The net realized gain or loss on security transactions is determined for accounting and tax purposes on the specific identification basis.

C. Federal income taxes: It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its stockholders. Therefore, no federal income tax provision is required.

D. Use of Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

E. General: Dividends and distributions are recorded by the Fund on the ex-dividend date. Interest income is accrued as earned.

NOTE 2--INVESTMENT ADVISORY CONTRACTS AND PAYMENTS TO INTERESTED
PERSONS:

    The Fund retains Ruane, Cunniff & Co., Inc., as its investment adviser. Ruane, Cunniff & Co., Inc. (Investment
Adviser) provides the Fund with investment advice, administrative services and facilities.

    Under the terms of the Advisory Agreement, the Investment Adviser receives a management fee equal to 1% per annum of the Fund's average daily net asset values. This percentage will not increase or decrease in relation to increases or decreases in the net asset value of the Fund. Under the Advisory Agreement, the Investment Adviser is obligated to reimburse the Fund for the amount, if any, by which the operating expenses of the Fund (including the management fee) in any year exceed the sum of 1-1/2% of the average daily net asset values of the Fund during such year up to a maximum of $30,000,000, plus 1% of the average daily net asset values in excess of $30,000,000. The expenses incurred by the Fund exceeded the percentage limitation during the year ended December 31, 1996 and the Investment Adviser reimbursed the Fund $544,000.

    For the year ended December 31, 1996, there were no amounts accrued to interested persons, including officers and directors, other than advisory fees of $24,026,121 and brokerage commissions of $309,715 to Ruane, Cunniff & Co., Inc. Certain officers of the Fund are also officers of the Investment Adviser and the Fund's distributor. Ruane, Cunniff & Co., Inc., the Fund's distributor, received no compensation from the Fund on the sale of the Fund's capital shares during the year ended December 31, 1996.

NOTE 3--PORTFOLIO TRANSACTIONS:

    The aggregate cost of purchases and the proceeds from the sales of securities, excluding U.S. government obligations, for the year ended December 31, 1996 were $261,113,062 and $480,807,359, respectively.

    At December 31, 1996 the aggregate gross unrealized appreciation of securities was $1,418,379,178.
NOTE 4--CAPITAL STOCK:

    At December 31, 1996 there were 40,000,000 shares of $.10 par value capital stock authorized. Transactions in capital stock were as follows:

                               1996                          1995
                        -------------------           -------------------
                     Shares         Amount          Shares         Amount
                     ------         ------          ------         ------

Shares sold         1,605,188    $ 136,443,268     1,446,747     $ 94,340,709

Shares issued to
stockholders on
reinvestment of:
   Net investment
     income            88,467        7,512,710        93,996        6,408,962
   Net realized
     gain on
      investments   1,739,720      149,633,365        34,096        2,045,382
                   ----------      -----------    ----------     ---------- -

                    3,433,375      293,589,343     1,574,839      102,795,053

Shares repurchased  2,220,186      196,989,023     1,453,448       96,019,207
                   ----------      -----------    ----------     ---------- -

Net Increase        1,213,189    $  96,600,320       121,391     $  6,775,846
                   ==========      ===========   ==========       ===========

NOTE 5--DIRECTORS FEES AND EXPENSES:

    Directors who are not deemed "interested persons" receive fees of $6,000 per quarter and $2,500 for each meeting attended, and are reimbursed for travel and other out-of-pocket disbursements incurred in connection with attending directors meetings. The total of such fees and expenses paid by the Fund to these directors for the year ended December 31, 1996 was $148,989.

NOTE 6--AFFILIATED COMPANIES:

    Investment in portfolio companies 5% or more of whose outstanding voting securities are held by the Fund are defined in the Investment Company Act of 1940 as "affiliated companies."
The total value and cost of investments in affiliates at December 31, 1996 aggregated $296,450,000 and $150,092,362, respectively.
The summary of transactions for each affiliate during the period of their affiliation for the year ended December 31, 1996 is provided below:

                   Purchases       Sales
                  -----------   -----------  Realized  Dividend

    Affiliate    Shares  Cost  Shares  Cost    Gain    Income
    --------     ------  ----- ------  ----    -----   ------

Progressive
  Corp. - Ohio   --      --    --      --      --      $1,012,000
                                                       ==========

NOTE 7--SELECTED FINANCIAL INFORMATION:

                                       Year Ended December 31,
                                ------------------------------------
                             1996      1995     1994      1993      1992
                             -----     -----    -----     -----     -----

Per Share Operating Performance (for a
share outstanding throughout the year)

Net asset value, beginning
of year                     $78.13     $55.59    $54.84    $56.66   $53.31
                            ------     ------    ------    ------   ------

Income from investment
operations:
  Net investment income       0.38       0.31      0.42      0.64     0.93

  Net realized and unrealized
  gains on investments       16.41      22.62      1.41      5.39     3.98
                             -----     ------    ------    ------   ------

     Total from investment
     operations              16.79      22.93      1.83      6.03     4.91
                             -----     ------    ------    ------   ------

Less distributions:
  Dividends from net
  investment
  income                    (0.38)     (0.31)    (0.42)    (0.65)   (0.93)

  Distributions from net
  realized gains            (6.10)     (0.08)    (0.66)    (7.20)   (0.63)
                            ------     ------    ------    ------   ------
Total distributions         (6.48)     (0.39)    (1.08)    (7.85)   (1.56)
                            ------     ------    ------    ------   ------
Net asset value, end
  of year                   $88.44     $78.13   $55.59     $54.84   $56.66
                            ======     ======   =======    ======    =====

Total Return                 21.7%      41.4%      3.3%     10.8%     9.4%

Average commission
  rate paid                $.0550+

Ratios/Supplemental data
Net assets, end of year
  (in millions)           $2,581.0   $2,185.5  $1,548.3 $1,512.1  $1,389.3
Ratio to average net assets:
    Expenses                  1.0%       1.0%      1.0%      1.0%     1.0%
    Net investment income     0.4%       0.5%      0.8%      1.1%     1.8%
Portfolio turnover rate        23%        15%       32%       24%      28%

+ Required by regulations issued in 1995

                  INDEPENDENT AUDITOR's REPORT


The Board of Directors and Shareholders
Sequoia Fund, Inc.

    We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Sequoia Fund, Inc. as of December 31, 1996, and the related statements of operations for the year then ended, changes in net assets for each of the two years in the period then ended, and the selected financial information for each of the five years in the period then ended. These financial statements and the selected financial information are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the selected financial information based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the selected financial information are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and the selected financial information referred to above present fairly, in all material respects, the financial position of the Sequoia Fund, Inc. as of December 31, 1996, the results of its operations, the changes in its net assets and the selected financial information for the periods indicated, in conformity with generally accepted accounting principles.



New York, New York
January 18, 1997

SEQUOIA
FUND, INC.

767 Fifth Avenue, Suite 4701
New York, New York 10153-4798

DIRECTORS
    William J. Ruane
    Richard T. Cunniff
    Robert D. Goldfarb
    John M. Harding
    Francis P. Matthews
    C. William Neuhauser
    Robert L. Swiggett

OFFICERS
    William J. Ruane         - Chairman of the Board
    Richard T. Cunniff       - President
    Robert D. Goldfarb       - Vice President
    Carol L. Cunniff         - Vice President
    Joseph Quinones, Jr.     - Vice President, Secretary &
                               Treasurer

INVESTMENT ADVISER & DISTRIBUTOR
    Ruane, Cunniff & Co., Inc.
    767 Fifth Avenue, Suite 4701
    New York, New York  10153-4798

CUSTODIAN
    The Bank of New York
    90 Washington Street
    New York, New York  10286

REGISTRAR AND SHAREHOLDER
SERVICING AGENT
    DST Systems, Inc.
    P.O. Box 419477
    Kansas City, Missouri  64141

LEGAL COUNSEL
    Seward & Kissel
    One Battery Park Plaza
    New York, New York  10004

This report has been prepared for the information of shareholders of Sequoia Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus that includes information regarding the Fund's objectives, policies, management, records and other information.



                               22
69900020.AP5